Exhibit 10.9

ACTA DE ASAMBLEA EXTRAORDINARIA DE ACCIONISTAS DE LA EMPRESA "INVERSORA CARIBE MAR C.A"

Yo, ISAIAS ARTURO MEDINA MEJIAS, venezolano, mayor de edad, titular de la Cédula de Identidad Nro. 6.822.471 y con domicilio en Porlamar, Municipio Mariño del Estado Nueva Esparta, actuando con el carácter de Presidente de la Compañia INVERSORA CARIBE MAR, CA., inscrita por ante el Registro Mercantil Primero de la Circunscripción Judicial del Estado Nueva Esparta, en fecha 25/01/1995, bajo el numero 51, tomo I; por medio del presente documento CERTIFICO: que el acta que a continuación transcribo, es fiel y exacto de su original que reposa en el libro de actas de Asamblea de la Compañia y cuyo tenor es el siguiente: En el día de hoy 06 de Mayo de 2014, siendo las ocho y treinta de la mañana (8:30am) se reunieron en la sede social de la empresa, los ciudadanos LUIS OLIVO TIAPA y HECTOR GOMEZ EN REPRESENTACION DE L.W PROYECTOS Y CONSTRUCCIONES C.A, ISAIAS ARTURO MEDINA MEJIAS y JAVIER MEDINA ROSAS, venezolanos, mayores de edad, domiciliados en Porlamar, Municipio Mariño del Estado Nueva Esparta, y titulares de las cédulas de identidad Nros. 9.815.962, 8.340.218, 6.822.471 y 8.393.339, quienes son propietarios de la totalidad de las acciones que conforman el capital social de esta empresa, con la finalidad de celebrar una Asamblea General Extraordinaria de Accionistas. Por estar representada la totalidad del capital social se prescindió de la convocatoria por la prensa, Se encuentran como invitados a la Asamblea los ciudadanos OSCAR ANTONIO GRITO ROJAS, venezolano, soltero, mayor de edad, titular de la cedula de identidad numero 13.247.821, con domicilio en Caracas, representado para este acto por ISAIAS ARTURO MEDINA MEJIAS, venezolano mayor de edad, con domicilio en carocas, titular de la cedula de identidad numero 6.822.471 actuando según Poder Especial, debidamente Autenticado por ante la Notaria Publica Séptima del Municipio Chaca° del Estado Miranda, en fecha 25 de Junio dél 2014, quedando anotado bajo el Numero 021, Tomo 095. Seguidamente se pasa a deliberar sobre los siguientes puntos:

PRIMER PUNTO: Venta o cesión de acciones

SEGUNDO PUNTO: Reforma de las cláusulas quinta de los estatutos sociales prevista en el primer punto del orden del día;

TERCER PUNTO: Designación de Nueva Junta Directiva, modificación de la Clausula Decima Cuarta.

En cuanto al primer punto del orden del día, toman la palabra los Ciudadanos: LUIS OLIVO TIAPA y HECTOR GOMEZ VARGAS, en sus carácter de Directores y accionistas de la Empresa L. W. PROYECTOS Y CONSTRUCCIONES C.A, y propietaria de Trescientas Doce mil Quinientas acciones, quienes manifiestan su deseo y disposición de vender Trescientas Doce mil Quinientas (312.500) Acciones que poseen. seguidamente torna la palabra, el socio, ISAIAS ARTURO MEDINA MEJIAS, quien manifestó, no tener interés en la adquisición de las acciones ofrecidas y a la vez, manifiesta su deseo de vender Sesenta y Dos Mil Quinientas (62.500) acciones quien es propietario de 250.000 acciones, renunciando a su derecho de preferencia, de las Trescientas Doce mil Quinientas ofrecidas por los ciudadanos, LUIS OLIVO TIAPA y HECTOR GOMEZ VARGAS, seguidamente toma la palabra, el socio, JAVIER MEDINA ROSAS, quien manifestó, no tener interés en la adquisición de las acciones ofrecidas, renunciando a su derecho de preferencia, de las Trescientas Doce mil Quinientas ofrecidas por los ciudadanos, LUIS OLIVO TIAPA y HECTOR GOMEZ VARGAS, y las 62.500 acciones ofrecidas por el ciudadano ISAIAS MEDINA MEJIAS, Acto seguido tomó la palabra, ISAIAS ARTURO MEDINA MEJIAS en representación de OSCAR ANTONIO BRITO ROJAS, y declara su disposición de comprar las 312.500 acciones no convertibles al portador, por un monto de Trescientos Doce Mil Quinientos Bolívares, (Bs.312.500). ofrecidas por los ciudadanos, LUIS OLIVO TIAPA y HECTOR GOMEZ VARGAS en representación de la compañia L. W. PROYECTOS Y CONSTRUCCIONES CA., pagando su valor nominal, lo cual es aceptado y se procede a asentar en el Libro de accionistas. Asimismo manifiesta y declara su disposición de comprar Sesenta y Das Mil Quinientas, (62.500) acciones no convertibles al portador, por un monto de Sesenta y Dos Mil Quinientas Bolívares, (Bs 62.500). ofrecidas por el ciudadano ISAIAS ARTURO MEDINA MEJIAS., pagando su valor nominal lo cual es aceptado y se procede a asentar en el Libro de accionistas. Se sometió a consideración de la asamblea el primer punto del orden del día y aprobado el mismo, toma la palabra ISAIAS MEDIANA y en consideración en el punto anterior, de la necesaria adecuación del capital social de la empresa a las exigencias del decreto de reconversión monetaria en vigencia a partir del 01 de enero de 2008, se aprobó reformar las clausulas quinta así: Estando todos de acuerdo, se dio por concluido el presente punto: En cuanto al Segundo Punto; Seguidamente se procedió a la modificación de la Cláusula Quinta, de los Estatutos Sociales de la compañía, quedando de la manera siguiente:

CLAUSULA QUINTA: El capital de la sociedad adecuándolo a los términos de la reconversión monetaria vigente en el país a partir del 01 de enero de 2008, hoy en día El Capital Social de la compañia es la suma de SEISCIENTOS VEINTICINCO MIL BOLIVARES CON CERO CENTIMOS (Bs.625.000,00) representado por 625,000 Acciones nominativas y no convertibles al portador, con un valor nominal de un Bolívar (Bs. 1,00), las cuales son suscrita de la manera siguiente: El accionista OSCAR ANTONIO BRITO ROJAS ha suscrito la cantidad de 375.000 acciones con un valor nominal de Un Bolívar (Bs.1,00) cada una, y ha cancelado la cantidad de Trescientos Setenta y Cinco Mil Bolívares (6s375.000), el accionista ISAIAS ARTURO MEDINA MEJIAS, ha suscrito la cantidad de 187.500 acciones con un valor nominal de Un Bolívar (Bs.1,00) cada una, y ha cancelado la cantidad <de Ciento Ochenta y Siete Mil Quinientos Bolívares (Bs187.500), el accionista JAVIER MEDINA ROSAS, ha suscrito la cantidad de 62.500 acciones con un valor de Un Bolívar (Bs.1,00) cada una, y ha cancelado la cantidad de Sesenta y Dos Mil Quinientos Bolívares (Bs.62.500,00)., Seguidamente se pasa al Tercer Punto; del orden del día que es. Nombramiento de la nueva Junta Directiva, modificación de las cláusulas Decima Cuarta de los estatutos sociales; Toma la palabra el socio; ISAIAS ARTURO MEDINA MEJIAS, en su carácter de Presidente de la compañia y manifiesta el deseo de nombrar Nueva Junta Directiva quedando Modificada la Clausula Decima Cuarta de la siguiente manera. Presidente: ISAIAS MEDINA MEJIAS, Vicepresidente, OSCAR A BRITO ROJAS. Suplente Vicepresidente Vicente Ordaz No habiendo otro punto sobre el que tratar se declaró terminada la reunión procediéndose a la redacción del acta correspondiente en el Libro de Asamblea que firmarán los asistentes en prueba de conformidad a lo resuelto. Esta asamblea faculta ampliamente al Dr. ALFREDO MILLAN H, venezolano, mayor de edad, inscrita en el lnpreabogado con el N° 69.160, y titular de la cédula de identidad 11.535.736, para que haga la participación de ley al Registro Mercantil del Estado Nueva Esparta. FIJOS

/s/ LUIS OLIVO TIAPA

/s/ HECTOR GOMEZ

/s/ ISAIAS ARTURO MEDINA MEJIAS